May 2017 Investor Presentation Exhibit 99.1

SAFE HARBOR STATEMENT This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA. This financial measure is not a recognized measure under GAAP, and when analyzing our performance, investors should use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

TRANSFORMING THE AVIATION INDUSTRY 1) As of 3/31/2017 2) Based on management estimates, public filings and trade publications of broadband IFC installations as of 3/31/2017 Gogo is the leading global provider of broadband connectivity products and services for aviation >7,300 52% 92% North America market share in Business aviation2 Broadband aircraft online1 Global market share in Commercial aviation2

DELIVERING ENORMOUS VALUE Passenger Experience Passenger Connectivity & Entertainment Aircraft Operational Efficiencies Rebooking Travel Baggage Tracker Digitized Attendants Turbulence Avoidance Lower Fuel Costs Maintenance Savings Turbulence Avoidance Internet Streaming Movies IPTV

MOST PLANES AND LARGE OPPORTUNITY

Number of Aircraft Online


Gogo CA - Satellite
Gogo BA - ATG
Gogo CA – ATG
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
2009
2010
2011
2012
2013
2014
2015
2016
Q1' 17

Market Opportunity

Commercial Aviation

~10,000
Uncommitted aircraft today

~9,000
Additional commercial aircraft expected by 2025

Business Aviation

~26,000
Aircraft without broadband today

~6,000
Additional business aircraft expected by 2025

Note: Data based on management estimates, trade publications and other public sources as of 3/31/2017 and includes both commercial and business broadband connected aircraft where specified

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 5

Airline support on five continents 1,000+ annual installations Large and growing STC portfolio OEM installation capabilities UNIQUE LEADERSHIP CAPABILITIES INNOVATIVE NETWORK TECHNOLOGY CUSTOMIZABLE PLATFORMS GLOBAL AIRCRAFT OPERATIONS Based on net installations of CA and BA aircraft for the year ended December 31, 2016. (1) Leading ATG & 2Ku platforms with speeds above 100 Mbps Superior capacity, coverage, availability and redundancy Open architecture to adapt to future innovations In-flight connectivity Wireless video entertainment Connected aircraft platforms

STRATEGIC PRIORITIES

1	**Expand Technology Leadership**	▪ **Extend** global 2Ku roadmap ▪ **Deploy** next gen ATG solution ▪ **Invest** in our industry leading IFC & IFE platforms
2	**Scale Globally**	▪ **Install** 1,600 2Ku aircraft awards ▪ **Achieve** 2Ku OEM offerability starting in 2017 ▪ **Increase** penetration of ATG and 2Ku in BA market
3	**Achieve Profitability**	▪ **Scale** CA-ROW segment to profitability ▪ **Further** reduce 2Ku installation costs ▪ **Double** ARPA by 2021 from Q3 2016 level ▪ **Achieve** free cash flow in 2019 [(1)]

(1) Free cash flow is defined as cash flow from operating activities less consolidated capital expenditures.

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 7

EXECUTION ON STRATEGIC PRIORITIES CONTINUES IN 2017 Expand Technology Leadership Achieve Profitability Scale Globally 2Ku flight demo with HTS and next gen modem: 93 Mbps peak speed Average 50 Mbps to passenger 54 devices connected Satellite capacity commitments with Intelsat & SES. Compatible with LEOs Next gen ATG development on track 134 Mbps speed demonstrated in lab using next gen ATG antenna Strong Q1 ‘17 financial performance: Revenue of $165M, up 17% Reported adjusted EBITDA of $11M and when excluding $9.4M of next gen ATG development spend, up 39% to $20M More bandwidth and multi-payer strategy show results: CA-ROW ARPA up 45% to $202K annualized CA-NA ARPA up 6% to $142K annualized On track to meet 2017 and long-term guidance Operational Efficiency 2Ku installs under three days 2/3 of needed 2Ku STCs obtained Expanded OEM installation capability to include Airbus and Bombardier Aircraft Awards

STRONG REVENUE AND PROFITABILITY GROWTH Note: Minor differences exist due to rounding (1) Please see reconciliation of Adjusted EBITDA in appendix 29% CAGR CA-ROW Segment Loss Adjusted EBITDA Revenue ($M) Adjusted EBITDA ($M) (1)

PROFITABILITY PATH FOR ALL SEGMENTS

gogo

PROFITABILITY DRIVERS

More Bandwidth	More Aircraft	More Aircraft

CA-NA

2,714 Aircraft Online
65% Market Share


383
18% margin
69
Q1 '17 LTM Revenue ($M)
Q1 '17 LTM Segment Profit ($)

CA-ROW

281 Aircraft Online
13% Market Share
~650 Aircraft Backlog


31
(94)
Q1 '17 LTM Revenue ($M)
Q1 '17 LTM Segment Loss ($M)

BA

4,341 ATG Aircraft Online
92% Market Share


206
43% margin
89
Q1 '17 LTM Revenue ($M)
Q1 '17 LTM Segment Profit ($M)

Note: Aircraft online and aircraft backlog, which refers to aircraft awarded, but not yet installed, are as of 3/31/2017
Note: Note market share is based on installed aircraft from public sources, trade publications, management estimates and other public sources as of 3/31/2017

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 10

LEADING TECHNOLOGY PLATFORMS FOR ALL AIRCRAFT

Global – Satellite

Addressable Aircraft



2Ku

- 15 Mbps to the Passenger
- 98% of Global Flight Hours
- 98% Service Availability
- Network Redundancy
- Live TV

~18,000[2]

North America – Air-To-Ground



ATG, ATG-4



Next Gen ATG[1]

- North American Coverage
- Overnight Installs
- High Speed & Low Latency
- Light Weight
- Availability expected in 2018

~22,000[3]

1 Next Gen ATG expected to be available in 2018 and expected to deliver 100 Mbps
2 Global commercial aircraft estimate from Boeing Market Outlook 2016-2035, excluding regional jets
3 Includes North American business jets and turboprops estimate from JetNet iQ Report Q4 2015 and commercial regional jets from Boeing Market Outlook 2016-2035 and management estimates

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 11

2Ku MOMENTUM IS STRONG Note: 2Ku awards include both signed contracts and letters of intent 2015 2016 2014 50 500 1,500 1,600 2017

2Ku BRINGS 100+ Mbps GLOBALLY IN 2017 GOGOAIR.COM | 2015 Mid 2017 2016 Late 2017 2Ku 2Ku 2Ku 2Ku 1 1 Expected results based on management estimates 25 Mbps 50 Mbps 70+ Mbps 100+ Mbps 1 2Ku investor demo flight on May 9th showed: peak speeds of 93 Mbps to passenger, average speeds of 50 Mbps to passenger, with 54 connected devices on-board. 2Ku demo flight leveraged next gen modem technology and HTS satellite.

1 Expected results and availability based on management estimates 1 3 Mbps 10 Mbps 100+ Mbps Uniquely integrates licensed and unlicensed spectrum Leverages existing ground and airborne infrastructure Overnight installation Targeted for smaller aircraft NEXT GEN ATG BRINGS 100+ Mbps TO NORTH AMERICA IN 2018 2008 2018 2012 ATG ATG-4 Next Gen ATG Tower Upgrades Existing + unlicensed spectrum Hardware Hardware 134 Mbps speed achieved on new antenna in development lab in May 2017

PORTFOLIO OF BUSINESS AVIATION SOLUTIONS






	Large Jets ~3,000 Aircraft*	Medium Jets ~4,000 Aircraft*	Light Jets ~5,000 Aircraft*	Turboprops ~8,500 Aircraft*
REGIONAL:	ATG/4G/ Next Gen ATG	ATG/4G/ Next Gen ATG	ATG/4G	ATG/4G/ Next Gen ATG
GLOBAL:	JX/SBB	SBB	SBB	SBB

\+ Bandwidth ← PURCHASE MOTIVATION → Applications +

* Source: JetNet iQ Report Q4 2015 and Gogo estimates as of June 2016

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 15

WHY INVEST IN GOGO Leading Position, Experience & Scale Large Growth Opportunity Technology Leadership Clear Path to Free Cash Flow

Appendix

Growing Shareholder Value MORE AIRCRAFT Significant backlog Growing market Leading market share DECLINING INVESTMENT PER AIRCRAFT ARPA GROWTH MARGIN IMPROVEMENT Decreasing installation time Lower airborne equipment costs Higher airborne equipment proceeds Leverage STC portfolio Increase network capacity Expand payers and services Increase passenger adoption Enable connected aircraft services Drive bandwidth costs down Leverage investments in global network & operations PATH TO PROFITABILITY

Segment Profit ($M) Revenue ($M) 34% CAGR Note: Minor differences may exist due to rounding. For 2011 and 2013 ARPA is based on aircraft online and for 2015 and 2016 ARPA is based on aircraft online equivalent. Aircraft Online Annualized ARPA ($k) CA-NA: STRONG REVENUE AND SEGMENT PROFIT GROWTH (1) Profit Margin Segment Profit

Segment Profit ($M) Revenue ($M) Note: Minor differences may exist due to rounding. Aircraft Online Annualized ARPA ($k) CA-ROW: STRONG REVENUE AND SEGMENT PROFIT GROWTH

Segment Profit ($M) Revenue ($M) 22% Total CAGR Satellite ATG BA: HIGH MARGIN SERVICE REVENUE DRIVES PROFITABILITY Units Online Monthly Average Revenue Per Unit (ARPU) 45% Service CAGR 27% CAGR Note: Minor differences may exist due to rounding

(1) Based on management estimates and include satellites operated by Inmarsat, Viasat, Eutelsat, and Yahsat as of 3/31/2017. We estimate that there are approximately 10 Ka satellites in the world, but due to lack of interoperability between Ka satellite providers, only 2 to 5 can currently be used for a given Ka antenna. (2) Based on management estimates and include satellites operated by SES, Intelsat, Eutelsat, Echostar, and Telesat as of 3/31/2017 Ka (2 to 5)(1) 2Ku Gimbaled Record market acceptance, 1,600 awarded aircraft, brings reliable connectivity to aircraft around the world Ku (~180 in orbit today)(2) SATELLITE ANTENNA 2Ku: PROPRIETARY SOLUTION THAT STANDS APART FROM THE COMPETITION Open Architecture Reliability Speed Capacity Cost Coverage Aero Performance 2Ku Differentiators

GOGO INSTALLED AND AWARDED AIRCRAFT AS OF 3/31/2017 (1) All figures are as of 3/31/2017. Awarded but not yet installed figures are approximate and differences may exist due to rounding. Note: On May 27, 2016, we entered into a letter agreement with American Airlines whereby American exercised its option to terminate its agreement with Gogo on approximately 550 Gogo-installed mainline aircraft and we currently expect such aircraft to be deinstalled or retired over the next several years. Aircraft Online CA-NA CA-ROW Total ATG Aircraft Online 836 - 836 ATG-4 Aircraft Online 1,772 - 1,772 Ku Aircraft Online - 260 260 2Ku Aircraft Online 106 21 127 Total Aircraft Online 2,714 281 2,995 2Ku Aircraft Installed & Awarded But Not Yet Installed1 CA-NA CA-ROW Total 2Ku Aircraft Installed 126 30 156 2Ku Awarded but not yet installed, aircraft conversions 740 - 740 2Ku Awarded but not yet installed, new aircraft 60 650 710 Total 2Ku Aircraft Installed and Awarded But Not Yet Installed 926 680 1,600+

ADJUSTED EBITDA RECONCILIATION ($MM) 2011 2012 2013 2014 2015 2016 2016 Q2 2016 Q3 2016 Q4 2017 Q1 Net Income (18) (96) (146) (85) (108) (125) (40) (33) (27) (41) Interest Income (0) (0) (0) (0) (0) (2) (0) (1) (1) (1) Interest Expense 1 9 29 33 59 84 18 25 25 27 Income Tax Provision 1 1 1 1 1 1 Depreciation & Amortization 33 37 56 64 87 106 25 27 30 30 EBITDA 16 (49) (60) 14 39 64 2 18 27 16 Fair Value Derivative Adjustments (59) (10) 36 – – – – – – – Class A and Class B Senior Convertible Preferred Stock Return 31 52 29 – – – – – – – Accretion of Preferred Stock 10 10 5 – – – – – – – Stock-based Compensation Expense 2 4 6 10 15 18 4 5 5 4 Amortization of Deferred Airborne Lease Incentives (1) (4) (8) (13) (20) (30) (7) (8) (9) (9) Loss on Extinguishment of Debt – – – – – 15 15 – – – Adjustment of deferred financing costs – 5 – – 2 (1) – – – – Adjusted EBITDA (1) 9 8 11 37 67 14 15 23 11 Note: Minor differences exist due to rounding